EXHIBIT 99.2
                                                                    ------------














                           GENOTEC NUTRITIONALS, INC.
                              FINANCIAL STATEMENTS
                            FOR THE SIX MONTHS ENDED
                             JUNE 30, 2006 AND 2005
                                   (UNAUDITED)

                           GENOTEC NUTRITIONALS, INC.
                              FINANCIAL STATEMENTS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005


                          INDEX TO FINANCIAL STATEMENTS






                                                                         PAGE(S)
                                                                         -------

Report of Independent Registered Public Accounting Firm                     1

Balance Sheets at June 30, 2006 and 2005 (Unaudited)                        2

Statements of Operations for the six months ended
   June 30, 2006 and 2005  (Unaudited)                                      3

Statement of Changes in Stockholders' (Deficit) for the
   six months ended June 30, 2006 and 2005  (Unaudited)                     4

Statements of Cash Flows for the six months ended
   June 30, 2006 and 2005  (Unaudited)                                      5

Notes to Financial Statements                                            6-10

                    BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
                          Certified Public Accountants
                               High Ridge Commons
                           200 Haddonfield Berlin Road
                                 Suites 400-403
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------


To the Board of Directors and Stockholders' of Genotec Nutritionals, Inc.
Deer Park, NY

We have reviewed the accompanying balance sheets of Genotec Nutritionals, Inc. (the "Company") as of June 30, 2006 and 2005 and the related statements of operations, changes in stockholders' (deficit), and cash flows for the six months then ended. These interim financial statements are the responsibility of the Company's management.


We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.


Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with U.S. generally accepted accounting principles.

As discussed in Note 5, certain conditions, primarily sustained losses, indicate the Company may be unable to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey

September 14, 2006


         MEMBER OF:  AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS (AICPA)
                     CENTER FOR PUBLIC COMPANY AUDIT FIRMS (CPCAF)
                     NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS FLORIDA STATE BOARD OF ACCOUNTANCY

                           GENOTEC NUTRITIONALS, INC.
                                 BALANCE SHEETS
                             JUNE 30, 2006 AND 2005
                                  (Unaudited)


                                     ASSETS
                                     ------

                                                                 2006            2005
                                                             ------------    ------------
Current Assets:
  Cash and cash equivalents                                  $      2,092    $     16,752
  Accounts receivable                                             111,258         119,425
  Inventory                                                        21,050           4,514
                                                             ------------    ------------

      Total Current Assets                                        134,400         140,691

Other Assets:
  Security deposits                                                 3,183           3,183
                                                             ------------    ------------

TOTAL ASSETS                                                 $    137,583    $    143,874
                                                             ============    ============



                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)
                     ---------------------------------------

LIABILITIES
Current Liabilities:
  Accounts payable and accrued expenses                      $    205,608    $    189,287
  Due to related parties                                          164,021         177,707
                                                             ------------    ------------

      Total Liabilities                                           369,629         366,994
                                                             ------------    ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' (DEFICIT)
  Common stock, $.0001 Par Value, 15,000,000 shares
      authorized; 10,000,000 shares issued and outstanding          1,000           1,000
  Accumulated deficit                                            (233,046)       (224,120)
                                                             ------------    ------------

      TOTAL STOCKHOLDERS' (DEFICIT)                              (232,046)       (223,120)
                                                             ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                $    137,583    $    143,874
                                                             ============    ============





   The accompanying notes are an integral part of these financial statements.

                           GENOTEC NUTRITIONALS, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                                   (Unaudited)




                                                                 2006            2005
                                                             ------------    ------------
REVENUES                                                     $    421,405    $    255,152

COST OF GOODS SOLD                                                243,104         165,662
                                                             ------------    ------------

GROSS PROFIT                                                      178,301          89,490

OPERATING EXPENSES
  Selling, general and administrative                             153,071         122,707
                                                             ------------    ------------

NET INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES                25,230         (33,217)

PROVISION FOR INCOME TAXES                                             --              --
                                                             ------------    ------------

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES                $     25,230    $    (33,217)
                                                             ============    ============

NET INCOME (LOSS) PER BASIC AND DILUTED SHARES               $       0.00    $      (0.00)
                                                             ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING                                           10,000,000      10,000,000
                                                             ============    ============




   The accompanying notes are an integral part of these financial statements.

                           GENOTEC NUTRITIONALS, INC.
                 STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)
                 FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                                   (Unaudited)



                                                            COMMON STOCK
                                                    ----------------------------    ACCUMULATED
                                                       SHARES          AMOUNT         DEFICIT          TOTAL
                                                    ------------    ------------    ------------    ------------
Balance, January 1, 2005                              10,000,000    $      1,000    $   (190,903)   $   (189,903)

Net loss for the six months ended June 30, 2005               --              --         (33,217)        (33,217)
                                                    ------------    ------------    ------------    ------------

Balance, June 30, 2005                                10,000,000    $      1,000    $   (224,120)   $   (223,120)
                                                    ============    ============    ============    ============






Balance, January 1, 2006                              10,000,000    $      1,000    $   (258,276)   $   (257,276)

Net income for the six months ended June 30, 2006             --              --          25,230          25,230
                                                    ------------    ------------    ------------    ------------

Balance, June 30, 2006                                10,000,000    $      1,000    $   (233,046)   $   (232,046)
                                                    ============    ============    ============    ============










   The accompanying notes are an integral part of these financial statements.

                           GENOTEC NUTRITIONALS, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                                   (Unaudited)



                                                                 2006            2005
                                                             ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                          $     25,230    $    (33,217)

  CHANGES IN ASSETS AND LIABILITIES
      Decrease in accounts receivable                              21,001          26,885
      (Increase) decrease in inventory                             (7,630)          4,136
      (Decrease) in accounts payable and accrued expenses         (17,373)        (31,831)
                                                             ------------    ------------

      Total changes in assets and liabilities                      (4,002)           (810)
                                                             ------------    ------------

      NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES          21,228         (34,027)
                                                             ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITES
      Net repayment of related party accounts                     (20,485)             --
                                                             ------------    ------------

      NET CASH (USED IN) FINANCING ACTIVITIES                     (20,485)             --
                                                             ------------    ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  743         (34,027)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                     1,349          50,779
                                                             ------------    ------------

CASH AND CASH EQUIVALENTS - END OF PERIOD                    $      2,092    $     16,752
                                                             ============    ============


SUPPLEMENTAL CASH FLOW INFORMATION:
-----------------------------------
CASH PAID DURING THE YEAR FOR:
  Interest expense                                           $         --    $         --
                                                             ============    ============
  Taxes                                                      $      6,775    $      4,881
                                                             ============    ============




   The accompanying notes are an integral part of these financial statements.

                           GENOTEC NUTRITIONALS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                              JUNE 30, 2006 AN 2005


NOTE 1-   ORGANIZATION AND BASIS OF PRESENTATION
          --------------------------------------

          Genotec Nutritionals, Inc. (the "Company") was incorporated in Delaware on January 20, 2000. The Company had been formed from the merger of AVS Enterprises and International Health Products, Inc. and has been marketing health related products since 1989. The Company currently sells raw material and finished product to several key accounts that provide nutritional as well as pet products to the market. The Company operates its business from a single location in Deer Park, NY.

NOTE 2-   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          ------------------------------------------

          BASIS OF PRESENTATION
          ---------------------

          The accompanying financial statements of the Company have been prepared on the accrual basis of accounting in accordance with the accounting principles generally accepted in the United States of America. Management believes the assumptions underlying the financial statements are reasonable. However, the financial statements included herein may not necessarily reflect the Company's results of operations, financial position and cash flows in the future.

          USE OF ESTIMATES
          ----------------

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          CASH AND CASH EQUIVALENTS
          -------------------------

          The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

          The Company maintains cash and cash equivalents with a financial institution, which is insured by the Federal Deposit Insurance Corporation up to $100,000. At various times throughout the period, the company had balances on deposits at the financial institutions in excess of federally insured limits.

                           GENOTEC NUTRITIONALS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                              JUNE 30, 2006 AN 2005


NOTE 2-   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
          ------------------------------------------------------

          REVENUE AND COST RECOGNITION
          ----------------------------

          Revenue from sales is recognized when the product is packaged and/or shipped to customers. Cost of revenue includes direct costs to produce and distribute product.

          ACCOUNTS RECEIVABLE
          -------------------

          The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses on all of its accounts.

          PROVISION FOR BAD DEBT
          ----------------------

          Under SOP 01-6 "Accounting for Certain Entities (including Entities with Trade Receivables), the Company has intent and belief that all amounts in accounts receivable are collectible. The Company has determined that based on their collections no allowance for doubtful accounts is needed at June 30, 2006 and 2005.

          Bad debt expense for the six months ended June 30, 2006 and 2005 was $0 and $0, respectively.

          INVENTORY
          ---------

          Inventory consists primarily of bottled products ready for shipment and raw materials and containers for the products that are assembled and shipped from warehouse. Total inventory costs are $21,050 and $4,514 for the periods ending June 30, 2006 and 2005, respectively. Inventory cost is valued at the lower of cost or market, determined on the first-in-first-out basis.

          INCOME TAXES
          ------------

          The Company is organized as an "S" Corporation, and as such, all income and losses are passed through to the individual shareholders of the Company, and is reported on their respective individual personal tax returns.

                           GENOTEC NUTRITIONALS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                              JUNE 30, 2006 AN 2005


NOTE 2-   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
          ------------------------------------------------------

          FAIR VALUE OF FINANCIAL INSTRUMENTS
          -----------------------------------

          The carrying amount reported in the balance sheets for cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported for notes payable approximates fair value because, in general, the interest on the underlying instruments fluctuates with market rates.

          FIXED ASSETS
          ------------

          Fixed assets are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

          When assets are retired or otherwise disposed of, the costs and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized. Deduction is made for retirements resulting from renewals or betterments.

          As of June 30, 2006 and 2005, the capitalized improvements and equipment were fully depreciated


          Fixed assets                       $     46,834
          Less: Accumulated depreciation          (46,834)
                                             ------------
          Net fixed assets                   $        -0-
                                             ============


          INCOME (LOSS) PER SHARE OF COMMON STOCK
          ---------------------------------------

          Historical net income (loss) per common share is computed using the weighted average number of common shares outstanding. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for periods presented.

          The following is a reconciliation of the computation for basic and diluted EPS:

                           GENOTEC NUTRITIONALS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                              JUNE 30, 2006 AN 2005


NOTE 2-   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
          ------------------------------------------------------

          INCOME (LOSS) PER SHARE OF COMMON STOCK (CONTINUED)
          ---------------------------------------------------

                                                        JUNE 30,
                                              ----------------------------
                                                  2006            2005
                                              ------------    ------------

          Net income (loss)                   $     25,230    $    (33,217)
                                              ============    ============

          Weighted-average common
          shares outstanding                    10,000,000      10,000,000
                                              ============    ============

          Net income (loss) per share         $       0.00    $      (0.00)
                                              ============    ============

          The Company does not have any common stock equivalents available at June 30,2006 and 2005, respectively.


NOTE 3-   DUE TO RELATED PARTIES
          ----------------------

          The Company has unsecured, non-interest bearing loans and advances from several shareholders commencing since inception. The loans are due upon demand, and as such, are classified as current liabilities. The balance outstanding at June 30, 2006 and 2005 is $164,021 and $177,707, respectively.

NOTE 4-   STOCKHOLDERS' (DEFICIT)
          -----------------------

          In accordance with the Certificate of Incorporation, the Company has the authority to issue 15,000,000 shares of common stock, par value $0.0001 per share. As of the June 30, 2006 and 2005, 10,000,000 shares of the Company's common stock were issued and outstanding.

                           GENOTEC NUTRITIONALS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                              JUNE 30, 2006 AN 2005


NOTE 5-   GOING CONCERN
          -------------

          The accompanying reviewed financial statements have been presented in accordance with accounting principles generally accepted in the United States of America, which assumes the continuity of the Company as a going concern. The Company has accumulated deficits as of June 30, 2006 and 2005. Management believes they can raise the appropriate funds needed to support their business plan and acquire an operating, cash flow positive company. There is no guarantee that the Company will be able to raise enough capital or generate revenues to sustain its operations. These factors create an uncertainty as the Company's ability to continue as a going concern.


          The financial statements do not include any adjustments relating to the recoverability or classification of recorded assets and liabilities that might result should the Company be unable to continue as a going concern.

NOTE 6-   LITIGATION
          ----------

          Presently, the Company is involved in litigation involving non-payment of commissions associated with a product sold by the Company. The Company has agreed to settle the dispute for $35,000, which was acceptable by the Claimant. The contingent liability had previously been accrued, and payments began in July 2006.

          In addition, there is a possible litigation procedure that may involve the Company for unpaid past invoices. The Company has been notified that the Claimant may involve Genotec Nutritionals in a cross complaint, if payment is not received. The Company feels the exposure is immaterial if found liable through adjudication, and as such, has not accrued any contingent liability.

NOTE 7-   SUBSEQUENT EVENTS
          -----------------

          On March 31, 2006, the Company signed a Letter of Intent to sell certain assets and liabilities to a newly formed subsidiary of MM2 Group, Inc, a New Jersey based company. Pursuant to the terms of the Letter of Intent, the Shareholders of the Company will receive $350,000 in MM2 Group common stock and the three principal officers of the Company will enter into 3-year employment agreements with the newly formed company. As of the date of this report, the companies are still in the due diligence review process and no formal sales agreements has been executed.